File No. 33-38742
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]

     Pre-Effective Amendment No.                                       [  ]


     Post-Effective Amendment No. 7                                    [X]


                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]


     Amendment No. 7                                                   [X]



                       (Check appropriate box or boxes.)

                DREYFUS OHIO MUNICIPAL MONEY MARKET FUND, INC.
              (Exact Name of Registrant as Specified in Charter)


           c/o The Dreyfus Corporation
           200 Park Avenue, New York, New York          10166
           (Address of Principal Executive Offices)     (Zip Code)


     Registrant's Telephone Number, including Area Code: (212) 922-6000


                             Mark N. Jacobs, Esq.
                                200 Park Avenue
                           New York, New York 10166
                    (Name and Address of Agent for Service)



It is proposed that this filing will become effective (check appropriate box)

           immediately upon filing pursuant to paragraph (b)
     ----


      X    on March 29, 1996 pursuant to paragraph (b)
     ----


           60 days after filing pursuant to paragraph (a)(i)
     ----
           on     (date)      pursuant to paragraph (a)(i)
     ----
           75 days after filing pursuant to paragraph (a)(ii)
     ----
           on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----

If appropriate, check the following box:

           this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----


     Registrant has registered an indefinite number of shares of its common stock under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended November 30, 1995 was filed on January 25, 1996.



                DREYFUS OHIO MUNICIPAL MONEY MARKET FUND, INC.
                 Cross-Reference Sheet Pursuant to Rule 495(a)


Items in
Part A of
Form N-1A      Caption                                       Page
_________      _______                                       ____


   1           Cover Page                                     Cover

   2           Synopsis                                       3

   3           Condensed Financial Information                3

   4           General Description of Registrant              4

   5           Management of the Fund                         7

   5(a)        Management's Discussion of Fund's Performance  *

   6           Capital Stock and Other Securities             18

   7           Purchase of Securities Being Offered           8

   8           Redemption or Repurchase                       13

   9           Pending Legal Proceedings                      *



Items in
Part B of
Form N-1A
---------


   10          Cover Page                                     Cover

   11          Table of Contents                              Cover

   12          General Information and History                *

   13          Investment Objectives and Policies             B-2

   14          Management of the Fund                         B-8

   15          Control Persons and Principal                  B-11
               Holders of Securities

   16          Investment Advisory and Other                  B-11
               Services


_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


                DREYFUS OHIO MUNICIPAL MONEY MARKET FUND, INC.
           Cross-Reference Sheet Pursuant to Rule 495(a) (continued)


Items in
Part B of
Form N-1A      Caption                                        Page
_________      _______                                        _____


   17          Brokerage Allocation                           B-22

   18          Capital Stock and Other Securities             B-22

   19          Purchase, Redemption and Pricing               B-13, B-15
               of Securities Being Offered                    B-19

   20          Tax Status                                     *

   21          Underwriters                                   B-13

   22          Calculations of Performance Data               B-21

   23          Financial Statements                           B-33



Items in
Part C of
Form N-1A
_________


   24          Financial Statements and Exhibits              C-1

   25          Persons Controlled by or Under                 C-3
               Common Control with Registrant

   26          Number of Holders of Securities                C-3

   27          Indemnification                                C-3

   28          Business and Other Connections of              C-4
               Investment Adviser

   29          Principal Underwriters                         C-11

   30          Location of Accounts and Records               C-14

   31          Management Services                            C-14

   32          Undertakings                                   C-14



_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.

                               FOR USE BY BANKS ONLY


                                                            March 29, 1996


                   DREYFUS OHIO MUNICIPAL MONEY MARKET FUND, INC.


                 Supplement to Prospectus Dated March 29,1996


        All mutual fund shares involve certain investment risks, including the possible loss of principal.
                                                      637/s032996BNK

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PROSPECTUS                                                     MARCH 29, 1996
                 DREYFUS OHIO MUNICIPAL MONEY MARKET FUND, INC.


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        DREYFUS OHIO MUNICIPAL MONEY MARKET FUND, INC. (THE "FUND") IS AN
OPEN-END, NON-DIVERSIFIED, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MONEY MARKET MUTUAL FUND. THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE YOU WITH AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL AND STATE OF OHIO INCOME TAXES AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY.


        YOU CAN INVEST, REINVEST OR REDEEM SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY. THE FUND PROVIDES FREE REDEMPTION CHECKS, WHICH YOU CAN USE IN AMOUNTS OF $500 OR MORE FOR CASH OR TO PAY BILLS. YOU CONTINUE TO EARN INCOME ON THE AMOUNT OF THE CHECK UNTIL IT CLEARS. YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING DREYFUS TELETRANSFER.
        THE DREYFUS CORPORATION PROFESSIONALLY MANAGES THE FUND'S PORTFOLIO. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE
U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


        THE STATEMENT OF ADDITIONAL INFORMATION, DATED MARCH 29, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL TOLL FREE 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.


        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.
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                           TABLE OF CONTENTS


                                                                        Page
           Annual Fund Operating Expenses....................             3
           Condensed Financial Information...................             3
           Yield Information.................................             4
           Description of the Fund...........................             4
           Management of the Fund............................             7
           How to Buy Shares.................................             8
           Shareholder Services..............................            10
           How to Redeem Shares..............................            13
           Shareholder Services Plan.........................            15
           Dividends, Distributions and Taxes................            16
           General Information...............................            18
           Appendix..........................................            19


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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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This Page Intentionally Left Blank
     Page 2


                    ANNUAL FUND OPERATING EXPENSES
            (as a percentage of average daily net assets)
    Management Fees.............................................................................        .50%
    Other Expenses..............................................................................        .25%
    Total Fund Operating Expenses...............................................................        .75%
EXAMPLE:                                         1 YEAR         3 YEARS       5 YEARS         10 YEARS
    You would pay the following expenses on
    a $1,000 investment, assuming (1) 5%
    annual return and (2) redemption at
    the end of each time period:                   $8             $24            $42            $93


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        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS
REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
-----------------------------------------------------------------------------


        The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund, the payment of which will reduce investors' annual return. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. You can purchase Fund shares without charge directly from the Fund's distributor; you may be charged a nominal fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. See "Management of the Fund" and "Shareholder Services Plan."


                      CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.
                          FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.


                                                                                          YEAR ENDED NOVEMBER 30,
                                                                         -----------------------------------------------------
PER SHARE DATA:                                                             1991(1)       1992       1993        1994     1995
                                                                         --------       ------     -------     ------     ------
    Net asset value, beginning of year.................                   $1.00          $1.00      $1.00       $1.00     $1.00
                                                                          ------         ------     ------      ------    ------
    INVESTMENT OPERATIONS:
    Investment income--net.............................                     .0334          .0326      .0244     .0264      .0349
    Net realized and unrealized gain (loss) on investments                   --              --        --      (.0008)    (.0003)
                                                                          ------         ------     ------      ------     ------
      TOTAL FROM INVESTMENT OPERATIONS.................                     .0334          .0326      .0244     .0256       .0346
                                                                          ------         ------     ------      ------     ------
    DISTRIBUTIONS:
    Dividends from investment income--net..............                    (.0334)        (.0326)    (.0244)   (.0264)    (.0349)
                                                                          ------         ------     ------      ------     ------
    Net asset value, end of year.......................                     $1.00          $1.00     $1.00      $1.00      $1.00
                                                                          =======         =======    ======     =======    ======
TOTAL INVESTMENT RETURN................................                      4.50%(2)       3.31%     2.47%      2.67%     3.55%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets............                      --              .09%      .20%       .28%      .51%
    Ratio of net investment income to average net assets....                4.43%(2)        3.27%     2.44%      2.65%     3.50%
    Decrease reflected in above expense ratios due to undertakings
      by The Dreyfus Corporation.......................                     1.31%(2)         .76%      .56%       .48%      .24%
    Net Assets, end of year (000's omitted)............                  $27,562         $62,550   $63,883    $63,053   $43,642
----------
(1)  From March 1, 1991 (commencement of operations) to November 30, 1991.
(2)  Annualized.


       Page 3
                         YIELD INFORMATION
        From time to time, the Fund advertises its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The Fund's yield and effective yield may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund."
        Tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to a stated yield or effective yield calculated as described above.
        Yield information is useful in reviewing the Fund's performance, but because yields will fluctuate, such information under certain conditions may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.
        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitortrademark, N. Palm Beach, Fla. 33408, IBC/Donoghue's Money Fund ReportRegistration Mark, Morningstar, Inc. and other industry publications.
                         DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE


        The Fund's investment objective is to provide you with as high a level of current income exempt from Federal and State of Ohio income taxes as is consistent with the preservation of capital and the maintenance of liquidity. To accomplish this goal, the Fund invests primarily in the debt securities of the State of Ohio, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal and State of Ohio income taxes (collectively, "Ohio Municipal Obligations"). To the extent acceptable Ohio Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not State of Ohio, income tax. The Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved. Securities in which the Fund invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.


MUNICIPAL OBLIGATIONS
        Debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Obligations") generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and
       Page 4
notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest. MANAGEMENT POLICIES


        It is a fundamental policy of the Fund that it will invest at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Under normal circumstances, at least 65% of the value of the Fund's net assets will be invested in Ohio Municipal Obligations and the remainder may be invested in securities that are not Ohio Municipal Obligations and therefore may be subject to Ohio income taxes. See "Investment Considerations and Risks _ Investing in Ohio Municipal Obligations" below, and "Dividends, Distributions and Taxes." The Fund also may invest in Taxable Investments of the quality described under "Appendix -- Certain Portfolio Securities -- Taxable Investments."



        The Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, certain requirements of which are summarized as follows. In accordance with Rule
2a-7, the Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less, and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board. The nationally recognized statistical rating organizations currently rating instruments of the type the Fund may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Fitch Investors Service, L.P. ("Fitch") and their rating criteria are described in "Appendix B" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.





        From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a
            Page 5
regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company may be treated as such a preference item to shareholders. The Fund may invest without limitation in such Municipal Obligations if The Dreyfus Corporation determines that their purchase is consistent with the Fund's investment objective. See "Investment Considerations and Risks" below.



INVESTMENT CONSIDERATIONS AND RISKS



GENERAL -- Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.



INVESTING IN OHIO MUNICIPAL OBLIGATIONS -- You should consider carefully the special risks inherent in the Fund's investment in Ohio Municipal Obligations. Nonmanufacturing industries now employ more than three-fourths of all payroll employees in Ohio. However, due to the continued importance of manufacturing industries (including auto-related manufacturing), economic activity in Ohio tends to be more cyclical than in some other states and in the nation as a whole. Although Ohio's economy has improved since the 1980-82 national recession, the State experienced an economic slowdown during its 1990-91 fiscal year, consistent with national conditions during that period. For Ohio's 1995 fiscal year, the Ohio Office of Budget and Management projected positive $928 million and $1.3 billion ending General Revenue Fund fund and cash balances, respectively. You should obtain and review a copy of the Statement of Additional Information which more fully sets forth other risk factors.



INVESTING IN MUNICIPAL OBLIGATIONS -- The Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Fund may be subject to greater risk as compared to a fund that does not follow this practice.



        Certain municipal lease/purchase obligations in which the Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-approp riation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriation funding for the leased property.



        Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce the available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.


       Page 6


NON-DIVERSIFIED STATUS -- The classification of the Fund as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.



SIMULTANEOUS INVESTMENTS -- Investment decisions for the Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. However, if such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.


                           MANAGEMENT OF THE FUND


INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of February 29, 1996, The Dreyfus Corporation managed or administered approximately $85 billion in assets for more than 1.7 million investor accounts nationwide.


        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Maryland law.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCOCredit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $233 billion in assets as of December 31, 1995, including approximately $81 billion in proprietary mutual fund assets. As of December 31, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $786 billion in assets including approximately $60 billion in mutual fund assets.



        Under the terms of the Management Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of .50 of 1% of the value of the Fund's average daily net assets. For the fiscal year ended November 30, 1995, the Fund paid The Dreyfus Corporation a monthly management fee at the effective annual rate of .26 of 1% of the value of the Fund's average daily net assets pursuant to undertakings by The Dreyfus Corporation. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which
        Page 7
would have the effect of lowering the overall expense ratio of the Fund and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.



          In allocating brokerage transactions, TheDreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds advised by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.



        The Dreyfus Corporation may pay the Fund's distributor for shareholder services from its own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay securities dealers, banks or other financial institutions in respect of these services.



DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at One Exchange Place, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.



TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN _ Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O.Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.


                             HOW TO BUY SHARES


        Fund shares are sold without a sales charge. You may be charged a nominal fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified plans. The Fund reserves the right to reject any purchase order.



        The minimum initial investment is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.


        Page 8


        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."



        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA #8900119233/Dreyfus Ohio Municipal Money Market Fund, Inc., for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.


        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."
        Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent. If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire or within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested.


        The Fund's net asset value per share is determined as of 12:00 Noon, New York time, on each day the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.


        If your payments are received in or converted into Federal Funds by l2:00 Noon, New York time, by the Transfer Agent, you will receive the dividend declared that day. If your payments are received in
       Page 9
or converted into Federal Funds after 12:00 Noon, New York time, by the Transfer Agent, you will begin to accrue dividends on the following business day.
        Qualified institutions may telephone orders for purchase of Fund shares. These orders will become effective at the price determined at 12:00 Noon, New York time, and the shares purchased will receive the dividend on Fund shares declared on that day if the telephone order is placed by 12:00 Noon, New York time, and Federal Funds are received by 4:00 p.m., New York time, on that day.


        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").



DREYFUS TELETRANSFER PRIVILEGE -- You may purchase shares (minimum $500, maximum $150,000) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.



        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of shares by telephoning
1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.


                           SHAREHOLDER SERVICES
FUND EXCHANGES -- You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.


        To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate signed Shareholder Services Form, also available by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. See "How to Redeem Shares_Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Check Redemption Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.


      Page 10


        Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."




DREYFUS AUTO-EXCHANGE PRIVILEGE -- Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of other funds in the Dreyfus Family of Funds of which you are currently an investor. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and or fifteenth of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. See "Dividends, Distributions and Taxes."

DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark -- Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-Automatic Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561.
You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, and the notification will be effective three business days following receipt. The
Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE -- Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by
          Page 11
having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in the Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN -- Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561.
You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, The Dreyfus Corporation, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

DREYFUS STEP PROGRAM -- Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time.



DREYFUS DIVIDEND OPTIONS -- Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of another fund in the Dreyfus Family of Funds of which you are an investor. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject on redemption to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.


        Page 12
        For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated.


AUTOMATIC WITHDRAWAL PLAN -- The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.



                          HOW TO REDEEM SHARES


GENERAL
        You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value.


        The Fund imposes no charges when shares are redeemed. Securities dealers, banks and other financial institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.


        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, YOUR REDEMPTION WILL BE EFFECTIVE AND THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL NOT HONOR REDEMPTION CHECKS UNDER THE CHECK REDEMPTION PRIVILEGE, AND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE, FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
       Page 13
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.


PROCEDURES



        You may redeem shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Check Redemption Privilege, the Wire Redemption Privilege, the Telephone Redemption Privilege, or the Dreyfus TELETRANSFER Privilege. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee is currently contemplated. Shares for which certificates have been issued are not eligible for the Check Redemption, Wire Redemption, Telephone Redemption or Dreyfus TELETRANSFER Privilege.



        You may redeem Fund shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions from any persons representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.


        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used.


REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."


       Page 14
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.


CHECK REDEMPTION PRIVILEGE -- You may write Redemption Checks drawn on your Fund account. Redemption Checks may be made payable to the order of any person in the amount of $500 or more. Redemption Checks should not be used to close your account. Redemption Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor the Redemption Check due to insufficient funds or other valid reason. You should date your Redemption Checks with the current date when you write them. Please do not postdate your Redemption Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order.



WIRE REDEMPTION PRIVILEGE -- You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You also may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.



TELEPHONE REDEMPTION PRIVILEGE -- You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.



DREYFUS TELETRANSFER PRIVILEGE -- You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.



        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of shares by telephoning 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.


                            SHAREHOLDER SERVICES PLAN
        The Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.
      Page 15
                    DIVIDENDS, DISTRIBUTIONS AND TAXES


        The Fund ordinarily declares dividends from net investment income on each day the New York Stock Exchange is open for business. Dividends usually are paid on the last day of each month, and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the next preceding business day. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive distributions in cash or to reinvest in additional Fund shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.



        Dividends paid by the Fund to an Ohio resident, or to a corporation subject to the Ohio Corporation Franchise Tax, are not subject to Ohio state and local income taxes or the net income basis of the Ohio Corporation Franchise Tax to the extent that such dividends are attributable to income received by the Fund from its investments in Ohio Municipal Obligations and direct obligations of the United States, certain Federal agencies and certain U.S. territories. Dividends or distributions paid by the Fund to an Ohio resident, or to a corporation subject to the Ohio Corporation Franchise Tax, that are attributable to most other sources are subject to Ohio state and local income taxes and are includable in the net income basis of the Ohio Corporation Franchise Tax. Fund shares are not subject to property taxation by the State of Ohio or its political subdivisions, except when held by a "dealer in intangibles" (generally, a person in the lending or brokerage business), a decedent's estate, an Ohio insurance company, or a corporation taxed on the net worth basis of the Ohio Corporation Franchise Tax.



        The foregoing discussion of Ohio personal and corporate tax consequences applies, respectively, only to investors who are individuals that reside in Ohio or to corporations subject to the Ohio Corporation Franchise Tax on such income. To the extent that investors are subject to state or local taxes outside of Ohio, dividends and distributions paid by the Fund may represent taxable income.


        Except for dividends from Taxable Investments, the Fund anticipates that substantially all dividends paid by the Fund will not be subject to Federal income tax. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund are subject to Federal income tax as ordinary income whether or not reinvested in additional Fund shares. No dividend paid by the Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of the Fund generally are taxable as long-term capital gains for Federal income tax purposes if you are a citizen or resident of the United States. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Under the Code, interest on indebtedness
         Page 16
incurred or continued to purchase or carry Fund shares which is deemed to relate to exempt-interest dividends is not deductible.
        Although all or a substantial portion of the dividends paid by the Fund may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes, the Fund may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, (ii) a component of the "adjusted current earnings" preference item for purposes of the corporate alternative minimum tax as well as a component in computing the corporate environmental tax or
(iii) a factor in determining the extent to which a shareholder's Social Security benefits are taxable. If the Fund purchases such securities, the portion of the Fund's dividends related thereto will not necessarily be tax exempt to an investor who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause an investor to be subject to such taxes.
        Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year. These statements set forth the dollar amount of income exempt from Federal tax and the dollar amount, if any, subject to Federal tax. These dollar amounts will vary depending on the size and length of time of your investment in the Fund. If the Fund pays dividends derived from taxable income, it intends to designate as taxable the same percentage of the day's dividend as the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.


        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.


        Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of taxable dividends and distributions from net realized securities gains paid to a shareholder of the Fund if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.


        Management of the Fund believes that the Fund has qualified for the fiscal year ended November 30, 1995 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.


        You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
      Page 17
                                GENERAL INFORMATION
        The Fund was incorporated under Maryland law on January 24, 1991, and commenced operations on March 1, 1991. The Fund is authorized to issue l billion shares of Common Stock, par value $.001 per share. Each share has one vote.


        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office and the holders of at least 25% of such shares may require the Fund to hold a special meeting of shareholders for any other purpose. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.


        The Transfer Agent maintains a record of your ownership and sends confirmations and statements of account.


        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call 1-718-895-1206; outside the U.S. and
Canada, call 516-794-5452.




           Page 18


                                    APPENDIX



INVESTMENT TECHNIQUES



BORROWING MONEY _ The Fund may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.



FORWARD COMMITMENTS -- The Fund may purchase Municipal Obligations and other securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make a payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.



CERTAIN PORTFOLIO SECURITIES



CERTAIN TAX EXEMPT OBLIGATIONS -- The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.



TAX EXEMPT PARTICIPATION INTEREST _ The Fund may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which otherwise is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets the prescribed quality standards for banks set forth below, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand
       Page 19
payment only upon a default under the terms of the Municipal
Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.



TENDER OPTION BONDS _ The Fund may purchase tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Dreyfus Corporation, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligations, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons.



STAND-BY COMMITMENTS _ The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment therefore is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable.



ILLIQUID SECURITIES -- The Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.



TAXABLE INVESTMENTS _ From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of:
notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income
       Page 20
earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments. If the Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. When the
 Fund has adopted a temporary defensive position, including when acceptable Ohio Municipal Obligations are unavailable for investment by the Fund, in excess of 35% of the Fund's net assets may be invested in securities that are not exempt from Ohio income taxes. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. Taxable Investments are more fully described in the Statement of Additional Information to which reference hereby is made.



        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.


        Page 21
[This Page Intentionally Left Blank]
        Page 22
[This Page Intentionally Left Blank]
        Page 23
DREYFUS
Ohio Municipal
Money Market
Fund, Inc.
Prospectus
(LION LOGO)


Copy Rights 1996 Dreyfus Service Corporation
                                          637p032996

Registration Mark







                        DREYFUS OHIO MUNICIPAL MONEY MARKET FUND, INC.
                                         PART B
                            (STATEMENT OF ADDITIONAL INFORMATION)
                                   MARCH 29, 1996






         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Ohio Municipal Money Market Fund, Inc. (the "Fund"), dated March 29, 1996, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:




                       Call Toll Free 1-800-645-6561
                       In New York City - Call 1-718-895-1206
                       Outside the U.S. and Canada - Call 516-794-5452


         The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

         Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                            TABLE OF CONTENTS



                                                                       Page


Investment Objective and Management Policies . . . . . . . . . . . . . B-2
Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . . B-8
Management Agreement . . . . . . . . . . . . . . . . . . . . . . . . . B-11
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . B-13
Shareholder Services Plan. . . . . . . . . . . . . . . . . . . . . . . B-14
Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . . . B-15
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . B-17
Determination of Net Asset Value . . . . . . . . . . . . . . . . . . . B-19
Dividends, Distributions and Taxes . . . . . . . . . . . . . . . . . . B-21
Yield Information. . . . . . . . . . . . . . . . . . . . . . . . . . . B-21
Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . . . B-22
Information About the Fund . . . . . . . . . . . . . . . . . . . . . . B-23
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors . . . . . . . . . . . . . . . . . . B-23
Appendix A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-24
Appendix B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-29
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . B-33
Report of Independent Auditors . . . . . . . . . . . . . . . . . . . . B-40



              INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES


         The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled
"Description of the Fund" and "Appendix."



Portfolio Securities


         The average distribution of investments (at value) in Municipal Obligations by ratings for the fiscal year ended November 30, 1995, computed on a monthly basis, was as follows:

Moody's                                    Standard
Investors                                  & Poor's
Service Inc.                      or       Ratings Group                     Percentage
("Moody's")                                ("S&P")                           of Value

VMIG 1/MIG 1,P-1                           SP-1+/SP-1,A-1+/A-1                  65.0%
Aaa/Aa                                     AAA/AA                               13.7
Not Rated                                  Not Rated                            21.3
                                                                              -------
                                                                               100.0%
                                                                              =======



         Municipal Obligations. The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

         Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.

         The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The imposition of the Fund's management fee, as well as other operating expenses, will have the effect of reducing the yield to investors.


         Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Fund will seek to minimize these risks by investing only in those lease obligations that (1) are rated in one of the two highest categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the lease obligation was rated by only one such organization); or (2) if unrated, are purchased principally from the issuer or domestic banks or other responsible third parties, in each case only if the seller shall have entered into an agreement with the Fund providing the seller or other responsible third party will either remarket or repurchase the lease obligations within a short period after demand by the Fund. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Accordingly, not more than 10% of the value of the Fund's net assets will be invested in lease obligations that are illiquid and in other illiquid securities. See "Investment Restriction No. 11" below.


         The Fund will not purchase tender option bonds unless (a) the demand feature applicable thereto is exercisable by the Fund within 13 months of the date of such purchase upon no more than 30 days' notice and thereafter is exercisable by the Fund no less frequently than annually upon no more than 30 days' notice and (b) at the time of such purchase, the Manager reasonably expects (i) based upon its assessment of current and historical interest rate trends, that prevailing short-term tax-exempt rates will not exceed the stated interest rate on the underlying Municipal Obligations at the time of the next tender fee adjustment and (ii) that the circumstances which might entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity.
At the time of each tender opportunity, the Fund will exercise the tender option with respect to any tender option bonds unless the Manager reasonably expects, (x) based upon its assessment of current and historical interest rate trends, that prevailing short-term tax exempt rates will not exceed the stated interest rate on the underlying Municipal Obligations at the time of the next tender fee adjustment, and (y) that the circumstances which might entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity.
The Fund will exercise the tender feature with respect to tender option bonds, or otherwise dispose of its tender option bonds, prior to the time the tender option is scheduled to expire pursuant to the terms of the agreement under which the tender option is granted. The Fund otherwise will comply with the provisions of Rule 2a-7 in connection with the purchase of tender option bonds, including, without limitation, the requisite determination by the Fund's Board that the tender option bonds in question meet the quality standards described in Rule 2a-7, which, in the case of a tender option bond subject to a conditional demand feature, would include a determination that the security has received both the required short-term and long-term quality rating or is determined to be of comparable quality. In the event of a default of the Municipal Obligation underlying a tender option bond, or the termination of the tender option agreement, the Fund would look to the maturity date of the underlying security for purposes of compliance with Rule 2a-7 and, if its remaining maturity was greater than 13 months, the Fund would sell the security as soon as would be practicable. The Fund will purchase tender option bonds only when it is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par;
however, the value of the instrument will be monitored to assure that it is valued at fair value.

         Ratings of Municipal Obligations. If, subsequent to its purchase by the Fund, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two ratings organizations (or one rating organization if the instrument was rated by only one such organization), or the Fund's Board determines that it is no longer of comparable quality; or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Fund's Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders, provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Manager becoming aware of the new rating and the Fund's Board is subsequently notified of the Manager's actions.

         To the extent the ratings given by Moody's or S&P for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Fund's Prospectus and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.


         Illiquid Securities. Where a substantial market of qualified institutional buyers develops for certain restricted securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board has directed the Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio during such period.



         Taxable Investments. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest rates may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.


         Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

         Certificates of deposit are negotiable certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time.


         Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Investments in time deposits generally are limited to London branches of domestic banks that have total assets in excess of one billion dollars. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.


         Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations may include insured, direct obligations bearing fixed, floating or variable interest rates.


         In a repurchase agreement, the Fund buys a security, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian or subcustodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.



Management Policies



         Forward Commitments. Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.



Investment Considerations and Risks



         Investing in Ohio Municipal Obligations. Investors should consider carefully the special risks inherent in the Fund's investment in Ohio Municipal Obligations. Nonmanufacturing industries now employ more than three-fourths of all payroll employees in Ohio. However, due to the continued importance of manufacturing industries (including auto-related manufacturing), economic activity in Ohio tends to be more cyclical than in some other states and in the nation as a whole. Although Ohio's economy has improved since the 1980-82 national recession, the State experienced an economic slowdown during its 1990-91 fiscal year, consistent with national conditions during that period. For Ohio's 1994 fiscal year, the Ohio
Office of Budget and Management projected positive $928 million and $1.3 billion ending General Revenue Fund fund and cash balances, respectively. Investors should review "Appendix A" which sets forth additional information relating to investing in Ohio Municipal Obligations.



Investment Restrictions


         The Fund has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares.
Investment restriction number 11 is not a fundamental policy and may be changed by a vote of a majority of the Fund's Board members at any time.
The Fund may not:


         1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Prospectus.

         2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

         3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

         4.  Sell securities short or purchase securities on margin.

         5. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.


         6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.



         7. Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus.



         8. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S.
Government, its agencies or instrumentalities.



         9.  Invest in companies for the purpose of exercising control.



         10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.



         11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of its net assets would be so invested.



         For purposes of Investment Restriction No. 8, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.


         The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                            MANAGEMENT OF THE FUND


         Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.



Board Members of the Fund



*JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is Chairman of the Board of Noel Group, Inc.; a trustee of Bucknell University; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway Company, Inc., Curtis Industries, Inc., and Staffing Resources, Inc. He is 52 years old and his address is 200 Park Avenue, New York, New York 10166.



*DAVID W. BURKE, Board Member.  Chairman of the Broadcasting Board of
         Governors, an independent board within the United States Information Agency, since August 1995. From August 1994 to February 1995, Mr. Burke was a Consultant to the Manager and, from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of the Manager. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is 59 years old and his address is Box 654, Eastham, Massachusetts 02642.



SAMUEL CHASE, Board Member.  Since 1982, President of Samuel Chase &
         Company, Ltd., an economic consulting firm. He is 63 years old and his address is 4410 Massachusetts Avenue, N.W., Suite 408, Washington, D.C. 20016.



GORDON J. DAVIS, Board Member. Since October 1994, a senior partner with the law firm of LeBoeuf, Lamb, Greene & MacRae. From 1983 to September 1994, Mr. Davis was a senior partner with the law firm of Lord Day & Lord, Barrett Smith. From 1978 to 1983, he was Commissioner of Parks and Recreation for the City of New York. He is also a director of Consolidated Edison, a utility company, and Phoenix Home Life Insurance Company and a member of various other corporate and not-for-profit boards. He is 54 years old and his address is 241 Central Park West, New York, New York 10023.



JONI EVANS, Board Member.  Senior Vice President of the William Morris
         Agency. From September 1987 to May 1993, Executive Vice President of Random House, Inc. and, from January 1991 to May 1993, President and Publisher of Turtle Bay Books; from January 1987 to December 1990, Publisher of Random House-Adult Trade Division; from 1985 to 1987, President of Simon & Schuster-Trade Division. She is 53 years old and her address is 1350 Avenue of the Americas, 33rd Floor, New York, New York 10019.



ARNOLD S. HIATT, Board Member.  Chairman of The Stride Rite Charitable
         Foundation. From 1969 to June 1992, Chairman of the Board, President or Chief Executive Officer of The Stride Rite Corporation, a multidivisional footwear manufacturing and retailing company. Mr. Hiatt is also a Director of The Cabot Corporation. He is 68 years old and his address is 400 Atlantic Avenue, Boston, Massachusetts 02110.



DAVID J. MAHONEY, Board Member.  President of David Mahoney Ventures since
         1983. From 1968 to 1983, he was Chairman and Chief Executive Officer of Norton Simon Inc., a producer of consumer products and services. Mr. Mahoney is also a director of Bionaire Inc. and Intercoastal Health Systems, Inc. He is 72 years old and his address is 745 Fifth Avenue, Suite 700, New York, New York 10151.



BURTON N. WALLACK, Board Member.  President and co-owner of Wallack
         Management Company, a real estate management company managing real estate in the New York City area. He is 45 years old and his address is 18 East 64th Street, Suite 3D, New York, New York 10021.


         For so long as the Fund's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.


         The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended November 30, 1995, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1995, were as follows:



                                                                                                       (5)
                                                    (3)                                                Total Compensation
                          (2)                       Pension or               (4)                       From Fund and
(1)                       Aggregate                 Retirement Benefits      Estimated Annual          From Fund Complex
Name of Board             Compensation From         Accrued as Part of       Benefits Upon             Paid to Board
Member                    Fund*                     Fund's Expenses          Retirement                Member

Joseph S. DiMartino            $  839                      none                    none                $448,618 (94)

David W. Burke                 $1,000                      none                    none                $253,654 (51)

Samuel Chase                   $1,000                      none                    none                $ 54,250 (13)

Gordon J. Davis                $  671                      none                    none                $ 76,575 (24)

Joni Evans                     $1,000                      none                    none                $ 46,750 (13)

Arnold S. Hiatt                $1,000                      none                    none                $ 50,500 (13)

David J. Mahoney               $1,000                      none                    none                $ 47,250 (14)

Burton N. Wallack              $1,000                      none                    none                $ 54,250 (13)
_____________________
*  Amount does not include reimbursed expenses for attending Board meetings, which amounted to $337 for all
   Board members as a group.




Officers of the Fund



MARIE E. CONNOLLY, President and Treasurer.  President and Chief Executive
         Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 38 years old.



JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President and
         General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an Associate at Ropes & Gray. He is 30 years old.



FREDERICK C. DEY, Vice President and Assistant Treasurer.  Senior Vice
         President of the Distributor and an officer of other investment companies advised or administered by the Manager. From 1988 to August 1994, he was manager of the High Performance Fabric Division of Springs Industries Inc. He is 33 years old.



ELIZABETH A. BACHMAN, Vice President and Assistant Secretary.  Assistant
         Vice President of the Distributor and an officer of other investment companies advised or administered by the Manager. She is 26 years old.



ERIC B. FISCHMAN, Vice President and Assistant Secretary.  Associate
         General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From September 1992 to August 1994, he was an attorney with the Board of Governors of the Federal Reserve System. He is 30 years old.



JOSEPH S. TOWER, III, Assistant Treasurer.  Senior Vice President,
         Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 32 years old.



JOHN J. PYBURN, Assistant Treasurer.  Assistant Treasurer of the
         Distributor and an officer of other investment companies advised or administered by the Manager. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of the Manager. He is 60 years old.



MARGARET M. PARDO, Assistant Secretary.  Legal Assistant with the
         Distributor and an officer of other investment companies advised or administered by the Manager. From June 1992 to April 1995, she was Medical Coordinator Officer at ORBIS International. Prior to June 1992, she worked as a Program Coordinator at Physicians World Communications Group. She is 27 years old.


         The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.


         Board members and officers of the Fund, as a group, owned less than 1% of the Fund's shares outstanding on March 8, 1996.



                           MANAGEMENT AGREEMENT

         The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."


         The Manager provides management services pursuant to the Management Agreement (the "Agreement") dated August 24, 1994 with the Fund, which is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by shareholders on August 2, 1994, and was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on January 24, 1995. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).



         The following persons are officers and/or directors of the Manager:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Christopher M. Condron, President, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-- Distribution and a director; Philip L. Toia, Vice Chairman--Operations and Administration and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Barbara E. Casey, Vice President-- Dreyfus Retirement Services; Diane Coffey, Vice President--Corporate Communications; Elie M. Genadry, Vice President--Institutional Sales; William F. Glavin, Jr., Vice President--Corporate Development; Mark N. Jacobs, Vice President, General Counsel and Secretary; Mary Beth Leibig, Vice President--Human Resources; Jeffrey N. Nachman, Vice President--Mutual Fund Accounting; Andrew S. Wasser, Vice President--Information Services; Maurice Bendrihem, Controller; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian M. Smerling, directors.



         The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Fund's portfolio managers are Richard J. Moynihan, Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Karen M. Hand, Stephen C. Kris, Jill C. Shaffro, L. Lawrence Troutman,
Samuel J. Weinstock and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by the Manager. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions.


         The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services of the Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.


         All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and corporate meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses.



         As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of .50 of 1% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before the declaration of dividends to shareholders. For the fiscal years ended November 30, 1993, 1994 and 1995, the management fees payable by the Fund amounted to $313,911, $320,740 and $256,547, respectively, which amounts were reduced by $313,911, $308,073 and $124,498, respectively; pursuant to undertakings in effect, resulting in no fee being paid for fiscal 1993 and net fees of $12,667 for fiscal
1994 and $132,049 for fiscal 1995.


         The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

         The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.



                              PURCHASE OF SHARES



         The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."



         The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually.
The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.



         Using Federal Funds. Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a securities dealer, bank or other financial institution and his order to purchase Fund shares is paid for other than in Federal Funds, the securities dealer, bank or other financial institution acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by an investor with sufficient Federal Funds or cash balance in his brokerage account with a securities dealer, bank or other financial institution will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.



         Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that the Transfer Agent and the New York Stock Exchange are open will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock
Exchange is not open for business), will be credited to the shareholder's
Fund account on the second bank business day following such purchase order.
To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares-- Dreyfus TeleTransfer Privilege."


         Transactions Through Securities Dealers. Fund shares may be purchased and redeemed through securities dealers which may charge a nominal transaction fee for such services. Some dealers will place the Fund's shares in an account with their firm. Dealers also may require that the customer invest more than the $1,000 minimum investment; the customer not take physical delivery of stock certificates; the customer not request redemption checks to be issued in the customer's name; fractional shares not be purchased; monthly income distributions be taken in cash; or other conditions.

         There is no sales or service charge by the Fund or the Distributor, although investment dealers, banks and other institutions may make reasonable charges to investors for their services. The services provided and the applicable fees are established by each dealer or other institution acting independently of the Fund. The Fund has been given to understand that these fees may be charged for customer services including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; other services available from the dealer, bank or other institution; and assistance with inquiries related to their investment. Any such fees will be deducted monthly from the investor's account, which on smaller accounts could constitute a substantial portion of distributions. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors. Investors should be aware that they may purchase shares of the Fund directly from the Fund without imposition of any maintenance or service charges, other than those already described herein.

         Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                         SHAREHOLDER SERVICES PLAN

         The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services Plan."


         The Fund has adopted a Shareholder Services Plan (the "Plan"), pursuant to which the Fund reimburses Dreyfus Service Corporation for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.



         A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan was last so approved on April 26, 1995. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan.



         For the fiscal year ended November 30, 1995, $36,245 was paid by the Fund under the Plan.



                            REDEMPTION OF SHARES


         The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Shares."


         Check Redemption Privilege. An investor may indicate on the Account Application, Shareholder Services Form or by later written request that the Fund provide Redemption Checks ("Checks") drawn on the investor's Fund account. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application or later written request must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of shares in the investor's account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.


         If the amount of the Check is greater than the value of the shares in an investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.


         Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the same business day if the Transfer Agent receives the redemption request in proper form prior to Noon on such day; otherwise the Fund will initiate payment on the next business day. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.


         Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                                 Transfer Agent's
         Transmittal Code                        Answer Back Sign

             114295                              144295 TSSG PREP

         Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

         To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."


         Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--Dreyfus TeleTransfer Privilege."



         Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request.
Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York
Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.



         Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.


         Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                              SHAREHOLDER SERVICES

         The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

         Fund Exchanges. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

         A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

         B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

         C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

         D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

         To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

         To request an exchange, an investor must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

         To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.
For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.

         Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transactions. Shares held under IRA and other retirements plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

         Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders residing in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.


         Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges services or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.


         Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which stock certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.


         Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest on the payment date their dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:


         A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

         B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

         C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

         D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.


                       DETERMINATION OF NET ASSET VALUE


         The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."


         Amortized Cost Pricing. The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.


         The Fund's Board has established, as a particular responsibility within the overall duty of care owed to the Fund's investors, procedures reasonably designed to stabilize the Fund's price per share as computed for purposes of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board, at such intervals as it deems appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents devi-ates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in such review are obtained from an independent pricing service (the "Service") approved by the Board. The Service values the Fund's investments based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.



         The extent of any deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will consider what actions, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying dis-tributions from capital or capital gains; redeeming shares in kind; or es-tablishing a net asset value per share by using available market quotations or market equivalents.


         New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                    DIVIDENDS, DISTRIBUTIONS AND TAXES

         The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

         Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Internal Revenue Code of 1986, as amended.


                               YIELD INFORMATION

         The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Yield Information."


         For the seven-day period ended November 30, 1995, the Fund's yield was 3.31% and effective yield was 3.36%. Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.



         Based upon a combined 1996 Federal and State of Ohio tax rate (after giving effect to the Federal deduction for Ohio taxes) of 44.13%, the Fund's tax equivalent yield for the seven-day period ended November 30, 1995 was 5.92%. Tax equivalent yield is computed by dividing that portion of the yield or effective yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt.


         The tax equivalent yield noted above represents the application of the highest Federal and Ohio marginal personal income tax rates presently in effect. For Federal income tax purposes, a 39.60% tax rate has been used.
For Ohio personal income tax purposes, a 7.50% tax rate has been used. The tax equivalent figure, however, does not reflect the potential effect of any local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yield. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

         Yields fluctuate and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity, and operating expenses. An investor's principal in the Fund is not guaranteed.

See "Determination of Net Asset Value" for a discussion of the manner in which the Fund's price per share is determined.

         From time to time, the Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and not as representative of the Fund's past or future performance.

         Advertising materials for the Fund also may refer to or discuss then-current or past economic conditions, developments, and/or events, and actual or proposed tax legislation. From time to time, advertising materials for the Fund may also refer to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute.


                            PORTFOLIO TRANSACTIONS

         Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

         Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

         Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.

                       INFORMATION ABOUT THE FUND

         The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

         Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

         The Fund will send annual and semi-annual financial statements to all its shareholders.


          TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL,
                       AND INDEPENDENT AUDITORS



         Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. The Bank of New York, 90 Washington
Street, New York, New York 10286, is the Fund's custodian. Neither the Transfer Agent nor The Bank of New York has any part in determining the investment policies of the Fund or which portfolio securities are to be purchased or sold by the Fund.



         Stroock & Stroock & Lavan, Seven Hanover Square, New York, New York 10004-2696, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.


         Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund.



                            APPENDIX A

        Risk Factors -- Investing in Ohio Municipal Obligations

         The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements, including statements relating to securities offerings of the State available as of the date of this Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

         State Economy and Budget. Non-manufacturing industries now employ more than three-fourths of all payroll workers in the State of Ohio. However, due to the continued importance of manufacturing industries (including auto-related manufacturing), economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture also is an important segment of the Ohio economy. The financial condition of the State has fluctuated in a pattern related to national economic conditions, with periods of prolonged stringency characterizing fiscal years 1980 through 1983. Additionally, the 1980-82 recession brought with it a substantial increase in bankruptcies and foreclosures. While the State's economy improved since 1983, the State experienced an economic slowdown in 1990-91, consistent with the national economic conditions during that period.

         The State constitution imposes a duty on the Ohio General Assembly to "provide for raising revenue, sufficient to defray the expenses of the state, for each year, and also a sufficient sum to pay the principal and interest as they become due on the state debt." The State is effectively precluded by law from ending a fiscal year or a biennium in a "deficit" position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the constitution to $750,000.

         The State carries out most of its operations through the General Revenue Fund ("GRF") which receives general State revenues not otherwise dedicated pursuant to certain constitutional and statutory claims on State revenues. The GRF sources consist primarily of personal income and sales-use taxes. The GRF ending (June 30) fund balance is reduced during less-favorable national economic periods and then increases during more favorable economic periods.


         The Office of Budget and Management ("OBM") states that there was a positive $928 million and $1,312.2 million ending fund and cash balances, respectively, for the GRF for fiscal biennium ended June 30, 1995. In addition, as of June 30, 1995 the Budget Stabilization Fund ("BSF") had a cash balance of $828 million.



         The GFR appropriations bill for the biennium ending June 30, 1997 was passed on June 28, 1995 and promptly signed, with selective vetoes, by the Governor. The Act provides for total GRF biennial expenditures of approximately $33.5 billion, an increase over those for the 1994-95 fiscal biennium.


         State statutory provisions permit the adjustment of payment schedules and the use of the Total Operating Fund ("TOF") to manage temporary GRF cash flow deficiencies. The State has not undertaken external revenue anticipation borrowing.


         TOF includes the total consolidated total cash balances, revenues, disbursements and transfers of the GRF and several other specified funds. TOF cash balance at June 30, 1994 was $3.1 billion. These cash balances are consolidated only for the purpose of meeting cash flow requirements and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then-preceding fiscal year. Cash flow deficiencies have occurred in 10 months of both fiscal years 1992 and 1993 and in four months of fiscal year 1995 (the highest deficiency being $337.9 million in November 1994).


         State Debt. The Ohio Constitution prohibits the incurrence or assumption of debt by the State without a popular vote except to (i) cover causal deficits or failures in revenues limited in amount to $750,000 and
(ii) repel invasion, suppress insurrection or defend the State in war.


         At various times since 1921, the voters of Ohio, by thirteen specific constitutional amendments, authorized the incurrence of up to $4.864 billion in State debt to which taxes or excises were pledged for payment.
As of June 1994, excluding Highway Obligations Bonds discussed below, and the recently authorized parks, recreation and natural resources bonds, approximately $3.405 billion had been issued, of which $2.639 billion had been retired and approximately $765.7 million (all evidenced by bonds) remained outstanding. The only such debt still authorized to be incurred is a portion of the Highway Obligations Bonds and Coal Development Bonds as well as State general obligation bonds for local government infrastructure projects, described below, and natural resource capital facilities bonds.



         The General Assembly has placed on the November 1995 ballot a proposed constitutional amendment that would extend the local infrastructure program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose) and authorize additional highway bonds. The later would supersede the current $500 million highway bonds authorization, and would authorize not more then $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year. It cannot be predicted whether any such amendment will be submitted, or, if submitted, approved by the electors.
Approximately $1.645 billion in Highway Obligations have been issued and $457.7 million are outstanding.



         A 1985 constitutional amendment authorized up to $100 million in State full faith and credit obligations for coal research and development to be outstanding at any one time. In addition, the General Assembly has authorized the issuance of an additional $50 million of Coal Development
Bonds. Approximately $95 million of Coal Development Bonds have been issued, of which $45.3 million are outstanding.



         A 1987 State constitutional amendment authorizes the issuance of $1.2 billion of State general obligation for Infrastructure Bonds of which no more than $120 million may be issued in any calendar year. To date, approximately $840 million of such obligations were issued, of which $701 million were outstanding.


         A constitutional amendment adopted in November 1990, authorizes greater State and political subdivision participation in the provision of housing for individuals and families. This supplements the previously constitutionally authorized loans-for-lenders and other housing assistance programs, financed in part with State Revenue Bonds. The amendment authorizes the General Assembly to provide for State assistance for housing in a variety of manners. The General Assembly could authorize State borrowing for the purpose, and the issuance of State obligations secured by a pledge of all or a portion of State revenues or receipts, although the obligations may not be supported by the State's full faith and credit.

         A constitutional amendment approved by the voters in November 1993 authorizes $200.0 million in state general obligation bonds to be outstanding for parks, recreation and natural resource purposes (no more than $50.0 million to be issued in any one fiscal year). The General Assembly in the general capital appropriations act for the 1995-96 capital appropriations biennium authorized the Commissioners of the Sinking Fund to issue $100.0 million of such obligations.





         In addition, the State constitution authorizes the issuance, for certain purposes, of State obligations not secured by a pledge of taxes or excises to pay principal and interest. Such special obligations include bonds and notes issued by, among others, the Ohio Public Facilities Commission ("OPFC") and the Ohio Building Authority ("OBA"). Currently, the OPFC had issued $3.671 billion for higher education facilities, approximately $2.213 billion of which were outstanding, $957.5 million for mental health facilities, approximately $453.1 million of which were outstanding and $185.0 million for parks and recreation facilities, approximately $114.7 million of which were outstanding.


         Only a portion of State capital needs can be met by direct GRF appropriations; therefore, additional State borrowing for capital purposes has been and will be required. Under present constitutional limitations, most of that borrowing will be primarily by lease-rental supported obligations such as those issued by OPFC and OBA.


         The general capital appropriations act for the 1995-96 capital appropriations biennium authorizes additional borrowing. It authorizes issuance by OPFC of obligations, in addition to those previously authorized by the General Assembly, in the amounts of $679.2 million for higher education capital facilities projects (a substantial number of which are renovations of equipment and improvements to existing facilities), $77.5 million for mental health facilities projects, and $30.0 million for parks and recreation facilities. It also authorized the OBA to issue obligations, in addition to those previously authorized by the General Assembly, in the amounts of $221.0 million for prisons and local jails, $48.0 million for Department of Youth Services facilities, $230.3 million for Department of Administrative Services facilities, $42.5 million for Ohio Arts Facilities Commission facilities, $11.2 million for Department of Public Safety and $43.95 million for Ohio Department of Transportation facilities. The OPFC has authorized the sale later in September of $140 million higher education bonds and $31.1 million in parks and recreation bonds. In addition, the Treasurer of State was authorized to issue bonds to provide approximately $138.6 million of capital improvements for local elementary and secondary public school facilities ($68.6 million issued). OBA has been authorized to issue $100 million of bonds to provide computer technology and security systems for local school districts. Debt service on those obligations is payable from State resources. The Commissioners of the Sinking Fund presently have General Assembly authorization to issue $55.0 million of Coal Development Bonds and $209.7 million of Highway Obligations Bonds.



         State law, originally enacted in 1986 and recently amended, (the "Rail Act") authorizes the Ohio Rail Development Commission (the "Rail
Authority") to issue obligations to finance the cost of rail service projects within the State, either directly or by loans to other entities.
The Rail Authority has considered financing plan options and the possibility of issuing bonds or notes. The Rail Act prohibits, without express approval by joint resolution of the General Assembly, the collapse of any escrow of financing proceeds for any purpose other than payment of the original financing, the substitution of any other security, and the application of any proceeds to loans or grants. The Rail Act authorizes the Rail Development Commission, but only with subsequent General Assembly action, to pledge the faith and credit of the State but not the State's power to levy and collect taxes (except ad valorem property taxes if subsequently authorized by the General Assembly) to secure debt service on any post-escrow obligations and, provided it obtains the annual consent of the State Controlling Board, to pledge to and use for the payment of debt service on any such obligations all excises, fees, fines and forfeitures and other revenues (except highway use receipts) of the State after provision for the payment of certain other State obligations.


         Notwithstanding the constitutional provisions prohibiting the incurrence of certain debt without popular vote, the State and State agencies have issued revenue bonds that are payable from net revenues of revenue-producing facilities or categories of facilities, which revenue bonds are not "debt" within the meaning of such constitutional provisions. Investment in such bonds carries the risk that the issuing agency or the specific revenue source may not provide sufficient funds to service the debt incurred. Certain of these bonds consist of those issued by the Ohio Turnpike Commission and the State Parking Commission.


         The State is a party to various legal proceedings seeking damages or injunctive relief and generally incidental to its operations. In particular, litigation contesting the Ohio system of school funding is pending on appeal. In August 1995 a court of appeals reversed the trial court's findings for plaintiff districts.


         The outstanding State Bonds issued by the OPFC and the OBA are rated A+ by S&P and A1 by Moody's. The State's general obligation debt is rated as Aa by Moody's and AAA by S&P.

         State Employees and Retirement Systems. The State has established five public retirement systems to provide retirement, disability retirement and survivor benefits. Three cover both State and local employees, one State employees only and one local government employees only. The Public Employees Retirement System ("PERS"), the largest of the five, covers both State and local public employees. The State Teachers Retirement System ("STRS") and School Employees Retirement System ("SERS") primarily cover school district employees and public higher education employees. The Highway Patrol Retirement System ("HPRS") covers State troopers and the Police and Fire Pension and Disability System ("PFPDS") covers local safety forces.


         As of the most recent year reported by the particular system, the unfunded accrued liabilities of STRS and SERS were $8.043 billion and $3.182 billion, respectively, and the unfunded accrued liabilities of PERS, HPRS and PFPDS were $4.928 billion, $51.2 million and $1.071 billion, respectively.



         State Municipalities. Ohio has a mixture of urban and rural populations, with approximately three-quarters urban. There are approximately 943 incorporated cities and villages (populations under 5,000) in the State; 12 cities have populations of over 100,000 and nineteen over 50,000.


         A commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions, and to take other actions required under its financial plan.
It also provides enhanced protection for the municipality's bonds and notes and, subject to the act's stated standards and controls, permits the State to purchase limited amounts of the municipality's short-term obligations
(used only once, in 1980).

         In the fifteen years that the act has been in effect, it has been applied to 11 cities and to 12 villages. The situations in nine cities and nine villages have been resolved and their commissions terminated. Only the Cities of East Cleveland and Nelsonville and three of the villages remain under the procedure.

         Summary. Many factors affect or could affect the financial condition of the State and other issuers of debt obligations, many of which are not within the control of the State or such issuers. There can be no assurance that such factors and the resulting impact on State and local governmental finances will not affect adversely the market value of Ohio Municipal Obligations held in the portfolio of the Fund or the ability of the respective obligors to make required payments on such obligations.


                          APPENDIX B

         Description of S&P, Moody's and Fitch ratings:

S&P

Municipal Bond Ratings

         An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

         The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                               AAA

         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                AA

         Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the category.

Municipal Note Ratings

                              SP-1

         The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                             SP-2

         The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

Commercial Paper Ratings

         The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's

Municipal Bond Ratings

                                  Aaa

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                   Aa

         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the Aa rating category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.


Municipal Note Ratings

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the difference between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

         A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

         Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

                              MIG 1/VMIG 1

         This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                              MIG 2/VMIG 2

         This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial Paper Ratings

         The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

Municipal Bond Ratings

         The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                 AAA

         Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                 AA

         Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to apply interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Short-Term Ratings

                                   F-1+

Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                   F-1

Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                   F-2

Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.




DREYFUS OHIO MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS                                                                                 NOVEMBER 30, 1995
                                                                                                   PRINCIPAL
TAX EXEMPT INVESTMENTS-100.0%                                                                      AMOUNT              VALUE
                                                                                                  _________          _________
OHIO-97.7%
City of Akron, Sewer Systems Revenue, Special Assessment Notes, VRDN
    3.80% (LOC; Credit Suisse) (a,b)........................................                     $    700,000     $   700,000
City of Cincinnati School District, TAN 5.80%, 12/29/95.....................                        2,000,000       2,000,584
Cleveland-Cuyahoga County Port Authority, Revenue, VRDN
    (Rock and Roll Hall of Fame Project) 3.80% (LOC; Credit Local de France) (a,b)                  2,500,000       2,500,000
City of Cleveland School District, RAN 4.50%, 6/1/96 (Insured; AMBAC).......                        3,400,000       3,416,527
Greene County, BAN 4.25%, Series B, 7/18/96.................................                        2,023,215       2,028,723
Hamilton County, Hospital Facilities Revenue, VRDN (Bethesda Hospital Inc.)
    3.70% (LOC; Rabobank Nederland) (a,b)...................................                        2,000,000       2,000,000
Montgomery County, BAN 5%, 1/26/96..........................................                        2,000,000       2,002,367
Ohio Air Quality Development Authority, Revenue, Refunding:
    Environmental Improvement (USX Project) 3.70%, 5/1/96 (LOC; Wachovia Bank) (b)                  1,730,000       1,730,000
    VRDN (Cincinnati Gas and Electric) 3.80%, Series A (LOC; ABN-Amro Bank) (a,b)                   2,000,000       2,000,000
Ohio Public Facilities Commission, Refunding (Higher Education Capital Facilities)
    5.20%, Series A, 5/1/96 (Insured; AMBAC)................................                        3,500,000       3,512,078
Ohio State University, General Receipts, VRDN 3.90%, Series B (a)...........                        2,000,000       2,000,000
Piqua, IDR, VRDN (Berwick Steel Co. Project) 4.20% (LOC; Sanwa Bank) (a,b)..                        2,000,000       2,000,000
Scioto County, Marine Terminal Facility Revenue, Refunding, VRDN
    (Norfolk Southern Corp. Project) 3.65% (a)..............................                        7,500,000       7,500,000
City of Sharonville, IDR, VRDN (Edgecomb Metals Co. Project)
    3.95% (LOC; Banque Nationale de Paris) (a,b)............................                        1,150,000       1,150,000
Toledo-Lucas County Port Authority, Development Revenue, VRDN
    (Frostbite Brands Inc. Project) 4.25% (LOC; Old Kent Bank and Trust) (a,b)                      1,140,000       1,140,000
City of Twinsburg, IDR, VRDN (United Stationers Supply Co.)
    4.05% (LOC; PNC Bank) (a,b).............................................                        4,000,000       4,000,000
University of Cincinnati, General Receipts, BAN 4.25%, 8/28/96..............                        1,000,000       1,001,779
Warren County, IDR, VRDN (Johnson and Hardin Enterprises)
    4.10%, Series A (LOC; PNC Bank of Ohio) (a,b)...........................                        1,700,000       1,700,000
U.S. RELATED-2.3%
Puerto Rico Industrial and Environmental Pollution Control Facility Authority
    (Key Pharmaceuticals) 3.80%, 12/1/96 (LOC; Morgan Guarantee Trust Co.) (b)                      1,000,000     $ 1,001,940
                                                                                                                  __________
TOTAL INVESTMENTS (cost $43,383,998)........................................                                      $43,383,998
                                                                                                                  ===========



DREYFUS OHIO MUNICIPAL MONEY MARKET FUND, INC.

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      RAN      Revenue Anticipation Notes
BAN           Bond Anticipation Notes                            TAN      Tax Anticipation Notes
IDR           Industrial Development Revenue                     VRDN     Variable Rate Demand Notes
LOC           Letter of Credit


SUMMARY OF COMBINED RATINGS (UNAUDITED)
MOODY'S                             OR                STANDARD & POOR'S                            PERCENTAGE OF VALUE
-------                                                ----------------                            -------------------
VMIG1/MIG1, P1                                        SP1+/SP1, A1+/A1                                  62.8%
Aaa/Aa (c)                                            AAA/AA (c)                                        23.0
Not Rated (d)                                         Not Rated (d)                                     14.2
                                                                                                        ____
                                                                                                       100.0%
                                                                                                       ======


NOTES TO STATEMENT OF INVESTMENTS:
    (a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b)  Secured by letters of credit. At November 30, 1995, 43.3% of the
    Fund's net assets are backed by letters of credit issued by domestic banks and foreign banks, of which PNC Bank provided letters of credit to 13.06% of the Fund's net assets.
    (c) Notes which are not MIG or SP rated are represented by bond ratings of the issuers.
    (d) Securities which, while not rated by Moody's and Standard & Poor's, respectively, have been determined by the Fund's Board of Directors to be of comparable quality to those rated securities in which the Fund may invest.
    (e) At November 30, 1995, the Fund had $17,490,000 (40.1% of net assets) invested in securities whose payment of prinicipal and interest is dependent upon revenues generated from industry.




See notes to financial statements.


DREYFUS OHIO MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                           NOVEMBER 30, 1995
ASSETS:
    Investments in securities, at value-Note 1(a)...........................                                        $43,383,998
    Cash....................................................................                                            903,875
    Interest receivable.....................................................                                            394,014
    Prepaid expenses........................................................                                              5,892
                                                                                                                      _________
                                                                                                                     44,687,779
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                    $    17,792
    Payable for investment securities purchased.............................                      1,001,940
    Accrued expenses........................................................                         26,497           1,046,229
                                                                                                     ______           ________
NET ASSETS  ................................................................                                        $43,641,550
                                                                                                                    ===========
REPRESENTED BY:
    Paid-in capital.........................................................                                        $43,689,681
    Accumulated net realized (loss) on investments..........................                                            (48,131)
                                                                                                                      _________
NET ASSETS at value applicable to 43,689,681 shares outstanding
    (1 billion shares of $.001 par value Common Stock authorized)...........                                        $43,641,550
                                                                                                                    ===========
NET ASSET VALUE, offering and redemption price per share
    ($43,641,550 / 43,689,681 shares).......................................                                             $1.00
                                                                                                                        ======



See notes to financial statements.


DREYFUS OHIO MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF OPERATIONS                                                                            YEAR ENDED NOVEMBER 30, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $2,055,683
    EXPENSES:
      Management fee-Note 2(a)..............................................                     $  256,547
      Shareholder servicing costs-Note 2(b).................................                         66,388
      Auditing fees.........................................................                         13,069
      Legal fees............................................................                         12,838
      Directors' fees and expenses-Note 2(c)................................                         8,210
      Prospectus and shareholders' reports..................................                         4,789
      Custodian fees........................................................                         3,313
      Registration fees.....................................................                         2,925
      Miscellaneous.........................................................                        15,623
                                                                                                    _______
            TOTAL EXPENSES..................................................                       383,702
      Less-reduction in management fee due to
          undertakings-Note 2(a)............................................                       124,498
                                                                                                    _______
            NET EXPENSES....................................................                                            259,204
                                                                                                                      _________
INVESTMENT INCOME-NET.......................................................                                          1,796,479
NET REALIZED (LOSS) ON INVESTMENTS-Note 1(b)................................                                                (47)
                                                                                                                      _________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $1,796,432
                                                                                                                     ==========


See notes to financial statements.


DREYFUS OHIO MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                             YEAR ENDED NOVEMBER 30,
                                                                                           -----------------------------
                                                                                             1994              1995
                                                                                           _______           _______
OPERATIONS:
    Investment income-net...................................................              $ 1,699,227        $ 1,796,479
    Net realized (loss) on investments......................................                  (48,084)               (47)
                                                                                         _____________      ____________
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                1,651,143          1,796,432
                                                                                         _____________      ____________
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net...................................................               (1,699,227)        (1,796,479)
                                                                                         _____________      ____________
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold...........................................              274,495,559        131,376,569
    Dividends reinvested.................................................                   1,498,252          1,597,594
    Cost of shares redeemed.................................................             (276,775,461)      (152,385,902)
                                                                                         _____________      ____________
      (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS..............                 (781,650)       (19,411,739)
                                                                                         _____________      ____________
          TOTAL (DECREASE) IN NET ASSETS....................................                 (829,734)       (19,411,786)
NET ASSETS:
    Beginning of year.......................................................               63,883,070         63,053,336
                                                                                         _____________      ____________
    End of year......................................................                  $   63,053,336       $ 43,641,550
                                                                                        ==============      ============


See notes to financial statements.


DREYFUS OHIO MUNICIPAL MONEY MARKET FUND, INC.
FINANCIAL HIGHLIGHTS
    Reference is made to page 3 of the Prospectus dated March 29, 1996.

DREYFUS OHIO MUNICIPAL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS OHIO MUNICIPAL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Fund has an unused capital loss carryover of approximately $48,100 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1995. If not applied, $48,000 of the carryover expires in fiscal 2002 and $100 expires in fiscal 2003.
    At November 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund for any full fiscal year. However, the Manager had undertaken from December 1, 1994 through November 30, 1995, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Fund's average daily net assets. The reduction in the management fee, pursuant to the undertakings, amounted to $124,498 for the year ended November 30, 1995.
    Effective December 1, 1995, Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, serves as the Fund's Transfer and Dividend Disbursing Agent.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended November 30, 1995, the Fund was charged an aggregate of $36,245 pursuant to the Shareholder Services Plan.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS OHIO MUNICIPAL MONEY MARKET FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS OHIO MUNICIPAL MONEY MARKET FUND, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Ohio Municipal Money Market Fund, Inc., including the statement of investments, as of November 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995 by correspondence with the custodian.
 An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Ohio Municipal Money Market Fund, Inc. at November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
                              [Ernst & Young signature logo]
New York, New York
December 28, 1995








                DREYFUS OHIO MUNICIPAL MONEY MARKET FUND, INC.


                           PART C. OTHER INFORMATION
                           _________________________


Item 24.   Financial Statements and Exhibits. - List
_______    _________________________________________

     (a)   Financial Statements:

                Included in Part A of the Registration Statement:


                     Condensed Financial Information for the period from March 1, 1991 (commencement of operations) to November 30, 1991 and for each of the four fiscal years in the period ended November 30, 1995.


                Included in Part B of the Registration Statement:


                     Statement of Investments-- November 30, 1995.



                     Statement of Assets and Liabilities-- November 30, 1995.



                     Statement of Operations--year ended November 30, 1995.



                     Statement of Changes in Net Assets--for each of the years ended November 30, 1994 and 1995.


                     Notes to Financial Statements.


                     Report of Ernst & Young LLP, Independent Auditors, dated December 28, 1995.







Schedules No. I through VII and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.





Item 24.   Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________

  (b)      Exhibits:


  (1)      Articles of Incorporation.



  (2)      By-Laws.



  (4) Specimen certificate for the Registrant's securities is incorporated by reference to Exhibit (4) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on February 19, 1991.



  (5) Registrant's Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on January 30, 1995.



  (6)(a) Registrant's Distribution Agreement is incorporated by reference to Exhibit (6)(a) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on January 30, 1995.



  (8)(a)   Custody Agreement.



  (9) Registrant's Shareholder Services Plan is incorporated by reference to Exhibit (9) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on January 30, 1995.



  (10)     Opinion and consent of Stroock & Stroock & Lavan.



  (11)     Consent of Ernst & Young LLP, Independent Auditors.



  (16) Schedules of Computation of Performance Data are incorporated by reference to Exhibit 16 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on February 11, 1994.



  (17)     Financial Data Schedule.



Item 24.   Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________

           Other Exhibits
           ______________


                     Powers of Attorney for David W. Burke, Samuel Chase, Joni Evans, Arnold S. Hiatt, David J. Mahoney and Burton
                     N. Wallack, Board members; also for Marie E. Connolly, President and treasurer of the Fund, and Registrant's Certificate of Assistant Secretary are incorporated by reference of Post-Effective Amendment No. 6 to the Registration Statement filed under the Securities Act of 1933 on January 30, 1995.



                     (a) Powers of Attorney for Joseph S. DiMartino and Gordon J. Davis, Board members.



                     (b)  Registrant's Certificate of Assistant Secretary.



Item 25.   Persons Controlled by or under Common Control with Registrant.
_______    ______________________________________________________________

           Not Applicable

Item 26.   Number of Holders of Securities.
_______    ________________________________


            (1)                              (2)

                                                Number of Record
         Title of Class                  Holders as of March 8, 1996
         ______________                  ______________________________

         Common Stock                             1,213
         (Par value $.001)


Item 27.    Indemnification
_______     _______________


            Reference is made to Article SEVENTH of the Registrant's Articles of Incorporation, filed as Exhibit 1 hereto. The application of these provisions is limited by Article VIII of the Registrant's By-Laws filed as Exhibit 2 hereto and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:


            Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

            Reference is also made to the Distribution Agreement, which is incorporated by reference to Exhibit (6).

Item 28.    Business and Other Connections of Investment Adviser.
_______     ____________________________________________________


            The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, is a registered broker-dealer. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                  Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees:
                                   Skillman Foundation;
                              Member of The Board of Vintners Intl.

FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation****;
                                   Mellon Bank, N.A.****
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067

ALVIN E. FRIEDMAN             Senior Adviser to Dillon, Read & Co. Inc.
Director                           535 Madison Avenue
                                   New York, New York 10022;
                              Director and Member of the Executive
                                   Committee of Avnet, Inc.**

LAWRENCE M. GREENE            Director:
Director                           Dreyfus America Fund

JULIAN M. SMERLING            None
Director

HOWARD STEIN                  Chairman of the Board:
Chairman of the Board and          Dreyfus Acquisition Corporation*;
Chief Executive Officer            The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Service Corporation*;
                              Chairman of the Board and Chief Executive
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Avnet, Inc.**;
                                   Dreyfus America Fund++++;
                                   The Dreyfus Fund International
                                   Limited+++++;
                                   World Balanced Fund+++;
                                   Dreyfus Partnership Management,
                                        Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                              Trustee:
                                   Corporate Property Investors
                                   New York, New York

W. KEITH SMITH                Chairman and Chief Executive Officer:
Vice Chairman of the Board         The Boston Company*****;
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation****;
                                   Mellon Bank, N.A.****;
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405

CHRISTOPHER M. CONDRON        Vice Chairman:
President, Chief                   Mellon Bank Corporation****;
Operating Officer                  The Boston Company*****;
and a Director                Deputy Director:
                                   Mellon Trust****;
                              Chief Executive Officer:
                                   The Boston Company Asset Management,
                                   Inc.*****;
                              President:
                                   Boston Safe Deposit and Trust
                                   Company*****

STEPHEN E. CANTER             Director:
Vice Chairman and                  The Dreyfus Trust Company++;
Chief Investment Officer,     Formerly, Chairman and Chief Executive
Officer:
and a Director                     Kleinwort Benson Investment Management
                                        Americas Inc.*

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.***;
                              Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Dreyfus Trust Company++;
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company*****;
                                   Laurel Capital Advisors****;
                                   Boston Group Holdings, Inc.;
                              Executive Vice President:
                                   Mellon Bank, N.A.****;
                                   Boston Safe Deposit and Trust
                                   Company*****;

PHILIP L. TOIA                Chairman of the Board and Trust Investment
Vice Chairman-Operations      Officer:
and Administration                 The Dreyfus Trust Company++;
and a Director                Chairman of the Board and Chief Operating
                              Officer:
                                   Major Trading Corporation*;
                              Chairman and Director:
                                   Dreyfus Transfer, Inc.
                                   One American Express Plaza
                                   Providence, Rhode Island 02903
                              Director:
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus-Lincoln, Inc.*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Partnership Management, Inc.+;
                                   Dreyfus Service Organization, Inc.***;
                                   The Truepenny Corporation*;
                              Formerly, Senior Vice President:
                                   The Chase Manhattan Bank, N.A. and
                                   The Chase Manhattan Capital Markets
                                   Corporation
                                   One Chase Manhattan Plaza
                                   New York, New York 10081

WILLIAM T. SANDALLS, JR.      Director:
Senior Vice President and          Dreyfus Partnership Management, Inc.*;
Chief Financial Officer            Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Lion Management, Inc.*;
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.*;
                              Vice President, Chief Financial Officer and
                              Director:
                                   Dreyfus Acquisition Corporation*;
                              Vice President and Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Truepenny Corporation*;
                              Treasurer, Financial Officer and Director:
                                   The Dreyfus Trust Company++;
                              Treasurer and Director:
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Major Trading Corporation*;
                              Formerly, President and Director:
                                   Sandalls & Co., Inc.

BARBARA E. CASEY              President:
Vice President-                    Dreyfus Retirement Services Division;
Dreyfus Retirement            Executive Vice President:
Services                           Boston Safe Deposit & Trust Co.*****
                                   Dreyfus Service Corporation*

DIANE M. COFFEY               None
Vice President-
Corporate Communications

ELIE M. GENADRY               President:
Vice President-                    Institutional Services Division of
Dreyfus
Institutional Sales                Service Corporation*;
                                   Broker-Dealer Division of Dreyfus Service
                                   Corporation*;
                                   Group Retirement Plans Division of
                                   Dreyfus Service Corporation;
                              Executive Vice President:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                              Vice President:
                                   The Dreyfus Trust Company++

MARY BETH LEIBIG              None
Vice President-
Human Resources


JEFFREY N. NACHMAN            President and Director:
Vice President-Mutual Fund         Dreyfus Transfer, Inc.
Accounting                         One American Express Plaza
                                   Providence, Rhode Island 02903

WILLIAM F. GLAVIN, JR.        Executive Vice President:
Vice President-Corporate           Dreyfus Service Corporation*;
Development                   Senior Vice President:
                                   The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109

MARK N. JACOBS                Vice President, Secretary and Director:
Vice President-                    Lion Management, Inc.*;
General Counsel               Secretary:
and Secretary                      The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.***;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*

ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation****
Services

MAURICE BENDRIHEM             Treasurer:
Controller                         Dreyfus Partnership Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                                   The Truepenny Corporation*;
                              Controller:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus Service Corporation*;
                                   The Dreyfus Trust Company++;
                                   The Dreyfus Consumer Credit Corporation*;
                              Formerly, Vice President-Financial Planning,
                              Administration and Tax:
                                   Showtime/The Movie Channel, Inc.
                                   1633 Broadway
                                   New York, New York 10019

ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary                Dreyfus Service Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Acquisition Corporation, Inc.*;
                                   The Truepenny Corporation+


______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
*** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
**** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
***** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is One Rockefeller Plaza, New York, New York 10020.
++++    The address of the business so indicated is 2 Boulevard Royal,
        Luxembourg.
+++++   The address of the business so indicated is Nassau, Bahama Islands.


Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1)  Comstock Partners Strategy Fund, Inc.
           2)  Dreyfus A Bonds Plus, Inc.
           3)  Dreyfus Appreciation Fund, Inc.
           4)  Dreyfus Asset Allocation Fund, Inc.
           5)  Dreyfus Balanced Fund, Inc.
           6)  Dreyfus BASIC GNMA Fund
           7)  Dreyfus BASIC Money Market Fund, Inc.
           8)  Dreyfus BASIC Municipal Fund, Inc.
           9)  Dreyfus BASIC U.S. Government Money Market Fund
          10)  Dreyfus California Intermediate Municipal Bond Fund
          11)  Dreyfus California Tax Exempt Bond Fund, Inc.
          12)  Dreyfus California Tax Exempt Money Market Fund
          13)  Dreyfus Capital Value Fund, Inc.
          14)  Dreyfus Cash Management
          15)  Dreyfus Cash Management Plus, Inc.
          16)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          17)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          18)  Dreyfus Edison Electric Index Fund, Inc.
          19)  Dreyfus Florida Intermediate Municipal Bond Fund
          20)  Dreyfus Florida Municipal Money Market Fund
          21)  The Dreyfus Fund Incorporated
          22)  Dreyfus Global Bond Fund, Inc.
          23)  Dreyfus Global Growth, L.P. (A Strategic Fund)
          24)  Dreyfus GNMA Fund, Inc.
          25)  Dreyfus Government Cash Management
          26)  Dreyfus Growth and Income Fund, Inc.
          27)  Dreyfus Growth and Value Funds, Inc.
          28)  Dreyfus Growth Opportunity Fund, Inc.
          29)  Dreyfus Institutional Money Market Fund
          30)  Dreyfus Institutional Short Term Treasury Fund
          31)  Dreyfus Insured Municipal Bond Fund, Inc.
          32)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          33)  Dreyfus International Equity Fund, Inc.
          34)  The Dreyfus/Laurel Funds, Inc.
          35)  The Dreyfus/Laurel Funds Trust
          36)  The Dreyfus/Laurel Tax-Free Municipal Funds
          37)  The Dreyfus/Laurel Investment Series
          38)  Dreyfus Life and Annuity Index Fund, Inc.
          39)  Dreyfus LifeTime Portfolios, Inc.
          40)  Dreyfus Liquid Assets, Inc.
          41)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          42)  Dreyfus Massachusetts Municipal Money Market Fund
          43)  Dreyfus Massachusetts Tax Exempt Bond Fund
          44)  Dreyfus Michigan Municipal Money Market Fund, Inc.
          45)  Dreyfus Money Market Instruments, Inc.
          46)  Dreyfus Municipal Bond Fund, Inc.
          47)  Dreyfus Municipal Cash Management Plus
          48)  Dreyfus Municipal Money Market Fund, Inc.
          49)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          50)  Dreyfus New Jersey Municipal Bond Fund, Inc.
          51)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          52)  Dreyfus New Leaders Fund, Inc.
          53)  Dreyfus New York Insured Tax Exempt Bond Fund
          54)  Dreyfus New York Municipal Cash Management
          55)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          56)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          57)  Dreyfus New York Tax Exempt Money Market Fund
          58)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          59)  Dreyfus 100% U.S. Treasury Long Term Fund
          60)  Dreyfus 100% U.S. Treasury Money Market Fund
          61)  Dreyfus 100% U.S. Treasury Short Term Fund
          62)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          63)  Dreyfus Pennsylvania Municipal Money Market Fund
          64)  Dreyfus Short-Intermediate Government Fund
          65)  Dreyfus Short-Intermediate Municipal Bond Fund
          66)  Dreyfus Short-Term Income Fund, Inc.
          67)  The Dreyfus Socially Responsible Growth Fund, Inc.
          68)  Dreyfus Strategic Growth, L.P.
          69)  Dreyfus Strategic Income
          70)  Dreyfus Strategic Investing
          71)  Dreyfus Tax Exempt Cash Management
          72)  The Dreyfus Third Century Fund, Inc.
          73)  Dreyfus Treasury Cash Management
          74)  Dreyfus Treasury Prime Cash Management
          75)  Dreyfus Variable Investment Fund
          76)  Dreyfus-Wilshire Target Funds, Inc.
          77)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          78)  General California Municipal Bond Fund, Inc.
          79)  General California Municipal Money Market Fund
          80)  General Government Securities Money Market Fund, Inc.
          81)  General Money Market Fund, Inc.
          82)  General Municipal Bond Fund, Inc.
          83)  General Municipal Money Market Fund, Inc.
          84)  General New York Municipal Bond Fund, Inc.
          85)  General New York Municipal Money Market Fund
          86)  Pacifica Funds Trust -
                    Pacifica Prime Money Market Fund
                    Pacifica Treasury Money Market Fund
          87)  Peoples Index Fund, Inc.
          88)  Peoples S&P MidCap Index Fund, Inc.
          89)  Premier Insured Municipal Bond Fund
          90)  Premier California Municipal Bond Fund
          91)  Premier Capital Growth Fund, Inc.
          92)  Premier Global Investing, Inc.
          93)  Premier GNMA Fund
          94)  Premier Growth Fund, Inc.
          95)  Premier Municipal Bond Fund
          96)  Premier New York Municipal Bond Fund
          97)  Premier State Municipal Bond Fund


(b)
                                                             Positions and
Name and principal        Positions and offices with         offices with
business address          the Distributor                    Registrant
__________________        ___________________________        _____________

Marie E. Connolly+        Director, President, Chief         President and
                          Executive Officer and Compliance   Treasurer
                          Officer

Joseph F. Tower, III+     Senior Vice President, Treasurer   Assistant
                          and Chief Financial Officer        Treasurer

John E. Pelletier+        Senior Vice President, General     Vice President
                          Counsel, Secretary and Clerk       and Secretary

Frederick C. Dey++        Senior Vice President              Vice President
                                                             and Assistant
                                                             Treasurer

Eric B. Fischman++        Vice President and Associate       Vice President
                          General Counsel                    and Assistant
                                                             Secretary

Paul Prescott+            Vice President                     None

Elizabeth Bachman++       Assistant Vice President           Vice President
                                                             and Assistant
                                                             Secretary

Mary Nelson+              Assistant Treasurer                None

John J. Pyburn++          Assistant Treasurer                Assistant
                                                             Treasurer

Jean M. O'Leary+          Assistant Secretary and            None
                          Assistant Clerk

John W. Gomez+            Director                           None

William J. Nutt+          Director                           None




________________________________
 +   Principal business address is One Exchange Place, Boston, Massachusetts
     02109.
++   Principal business address is 200 Park Avenue, New York, New York 10166.


Item 30.    Location of Accounts and Records
            ________________________________

            1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
                P.O. Box 9671
                Providence, Rhode Island 02940-9671

            2.  The Bank of New York
                90 Washington Street
                New York, New York 10286

            3.  Dreyfus Transfer, Inc.
                P.O. Box 9671
                Providence, Rhode Island 02940-9671

            4.  The Dreyfus Corporation
                200 Park Avenue
                New York, New York 10166

Item 31.    Management Services
_______     ___________________

            Not Applicable

Item 32.    Undertakings
________    ____________

            To call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of
            Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New
York, and State of New York on the       day of March, 1996.


          DREYFUS OHIO MUNICIPAL MONEY MARKET FUND, INC.

          BY:  /s/ Marie E. Connolly*
               ____________________________
               Marie E. Connolly, PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


         Signatures                        Title                      Date
___________________________     ______________________________    ___________

/s/Marie E. Connolly*          President and Treasurer             3/  /96
______________________________ (Principal Executive Officer,
Marie E. Connolly              Financial and Accounting Officer)

/s/Joseph S. DiMartino*        Chairman of the Board               3/  /96
______________________________
Joseph S. DiMartino

/s/David W. Burke*             Board Member                        3/  /96
______________________________
David W. Burke

/s/Samuel Chase*               Board Member                        3/  /96
______________________________
Samuel Chase

/s/Gordon J. Davis*            Board Member                        3/  /96
______________________________
Gordon J. Davis

/s/Joni Evans*                 Board Member                        3/  /96
______________________________
Joni Evans

/s/Arnold S. Hiatt*            Board Member                        3/  /96
______________________________
Arnold S. Hiatt

/s/David J. Mahoney*           Board Member                        3/  /96
______________________________
David J. Mahoney

/s/Burton N. Wallack*          Board Member                        3/  /96
______________________________
Burton N. Wallack

*BY:
     ______________________
     Eric B. Fischman,
     Attorney-in-Fact









                                   EXHIBIT INDEX



           Exhibit No.


           24(b)(1)                         Articles of Incorporation

           24(b)(2)                         By-Laws

           24(b)(8)(a)                      Custody Agreement

           24(b)(8)(b)                      Sub-Custodian Agreements

           24(b)(10)                        Opinion and consent of
                                            Stroock & Stroock & Lavan

           24(b)(11)                        Consent of Ernst & Young

           24(b)(17)                        Financial Data Schedule

           Other                            Powers of Attorney

           Other                            Certificate of Assistant Secretary